PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity

Supplement to Prospectus Dated May 1, 2014

Supplement dated August 15, 2014

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

In Announcement 2014-15, the IRS has indicated a change in treatment of IRA to IRA rollovers. This new treatment is consistent with a recent Tax Court decision. For IRA rollovers occurring after January 1, 2015, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. For rollovers prior to 2015, an individual can make an IRA to IRA rollover in a 12 month period for each IRA owned by the individual. Note that this does not impact direct transfers from one IRA to another.

As a result of IRS Announcement 2014-15, the Prospectus is being amended as follows.

In Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”, the Contribution Limits/Rollovers section under CONTRACTS HELD BY TAX FAVORED PLANS is replaced with the following:

Contribution Limits/Rollovers. Because of the way the Contract is designed, you may only purchase a Contract for an IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). You must make a minimum initial payment of $20,000 to purchase a Contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2014, the limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Under this Contract, no additional contributions are permitted.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored Retirement Plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Beginning in 2007, non-spouse beneficiaries can also roll over distributions from a tax favored Retirement Plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs. For IRA rollovers occurring after January 1, 2015, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. For rollovers prior to 2015, an individual can make an IRA to IRA rollover in a 12 month period for each IRA owned by the individual.

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